UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 29, 2019
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.
On August 29, 2019, PBF Holding Company LLC ("PBF Holding"), an indirect subsidiary of PBF Energy Inc. and subsidiary of PBF Energy Company LLC, a Delaware limited liability company ("PBF LLC"), and together with each of its wholly-owned subsidiaries, Paulsboro Refining Company LLC (together with PBF Holding, "PRC") and Delaware City Refining Company LLC (together with PBF Holding, "DCR") entered into amended and restated inventory intermediation agreements (the "A&R Inventory Intermediation Agreements") with J. Aron & Company LLC, a subsidiary of the Goldman Sachs Group, Inc., ("J. Aron") pursuant to which certain terms of the existing inventory intermediation agreements were amended, including, among other things, pricing and an extension of terms. The Second Amended and Restated Inventory Intermediation Agreement by and among J. Aron, PBF Holding and PRC extends the term to December 31, 2021, which term may be further extended by mutual consent of the parties to December 31, 2022. The Second Amended and Restated Inventory Intermediation Agreement by and among J. Aron, PBF Holding and DCR extends the term to June 30, 2021, which term may be further extended by mutual consent of the parties to June 30, 2022.
Pursuant to each A&R Inventory Intermediation Agreement, J. Aron will continue to purchase and hold title to certain crude oil, intermediate and finished products (the "Products") purchased or produced by the Paulsboro and Delaware City refineries (the "Refineries") and delivered into storage tanks at the Refineries and at the PBFX East Coast Storage Facility, together with the storage tanks at the Refineries, (the "Storage Tanks"). Furthermore, J. Aron agrees to sell the Products back to PRC and DCR as the Products are discharged out of the Storage Tanks. J. Aron has the right to store the Products purchased in tanks under the A&R Inventory Intermediation Agreements and will retain these storage rights for the term of the agreements. PBF Holding intends to utilize the crude oil and will market and sell the refined products independently to third parties.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Inventory Intermediation Agreement dated as of August 29, 2019, among J. Aron & Company LLC, PBF Holding Company LLC and Paulsboro Refining Company LLC
10.2	Second Amended and Restated Inventory Intermediation Agreement dated as of August 29, 2019, among J. Aron & Company LLC, PBF Holding Company LLC and Delaware City Refining Company LLC
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	September 3, 2019	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	September 3, 2019	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	September 3, 2019	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel